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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2003


                           PHILIP SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

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             DELAWARE                                 0-30417                               98-0131394
   (State or other jurisdiction                  (Commission File                (IRS Employer Identification No.)
         of incorporation)                            Number)

  5151 SAN FELIPE, SUITE 1600, HOUSTON, TEXAS                                                           77056
   (Address of principal executive offices)                                                           (Zip Code)
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                                 (713) 623-8777
              (Registrant's telephone number, including area code)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)    Financial Statements of Businesses Acquired.

          Not applicable.

   (b)    Pro Forma Financial Information.

          Not applicable.

   (c)    Exhibits.

          99.1 Press Release dated April 16, 2002


ITEM 9.   REGULATION FD DISCLOSURE.

On April 16, 2003, Philip Services Corporation ("PSC") issued a press release announcing financial results for the three- and twelve-month periods ended December 31, 2002. A copy of PSC's press release dated April 16, 2003 relating thereto is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Current Report on Form 8-K, including the exhibit hereto, is being furnished under Item 12. PSC is including the disclosure contained in this paragraph under Item 9 pursuant to SEC Release No. 34-47583.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PHILIP SERVICES CORPORATION


Date:  April 16, 2003                  By: /s/ Robert L. Knauss
                                           -----------------------------------
                                           Robert L. Knauss
                                           Chairman of the Board and Principal
                                           Executive Officer
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                                  EXHIBIT INDEX

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

EXHIBIT
NO.               DOCUMENT
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
 99.1             Press release dated April 16, 2003.
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